                         CENTENNIAL AMERICA FUND, L.P.
                    Supplement dated June 10, 2004 to the
                      Prospectus dated February 24, 2004

The Trust will be open for business on June 11, 2004.  Any purchase, exchange or redemption orders received on June 11, 2004 as set forth in the prospectus will be processed at the net asset value determined on June 11, 2004.

June 10, 2004                                         PS0870.08